EXHIBIT 10.5

THIS AMENDMENT WAS
PREPARED BY AND AFTER
RECORDING RETURN TO:

James M. Teper, Esq.
Patzik, Frank & Samotny Ltd.
150 S. Wacker Drive, Suite 1500
Chicago, Illinois 60606

SECOND AMENDMENT TO
MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
AND LEASES AND FIXTURE FILING

THIS SECOND AMENDMENT TO MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING dated as of the 4th day of September, 2013 (this “Amendment”), is executed by and between LIFEWAY FOODS, INC., an Illinois corporation (the “Mortgagor”), and THE PRIVATEBANK AND TRUST COMPANY, its successors and assigns (the “Lender”), with reference to the following facts:

A.           Lender is the legal owner and holder of a Term Note dated February 6, 2009, executed and delivered by Mortgagor and Borrowers and payable to the order of Lender in the original principal amount of $7,600,000.

B.           Lender is the legal owner and holder of a Revolving Note dated February 6, 2009, executed and delivered by Mortgagor and Borrowers, and payable to the order of Lender in the maximum principal amount of $5,000,000.

C.           Note 1 and Note 2 (as hereinafter defined) are secured by, among other things, a Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, executed by Mortgagor in favor of Lender, and recorded in the Cook County Recorder of Deeds on February 17, 2009 as Document No. 0904833014, as amended by a First Amendment to Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of May 14, 2013, executed by Mortgagor in favor of Lender and recorded in the Cook County Recorder of Deeds on May 23, 2013, as Document No. 1314312001 (collectively, the “Existing Mortgage”).

D.           The Existing Mortgage encumbers certain real estate located in Cook County, Illinois, and described on Exhibit A attached hereto and made a part hereof (the “Premises”).

E.           Mortgagor has requested that Lender make an additional loan to Borrowers in the original principal amount of $5,000,000.00.

F.           Mortgagor and Lender agree to amend the Existing Mortgage as provided herein.

NOW, THEREFORE, in consideration of (i) the facts set forth hereinabove (which are hereby incorporated into and made a part of this Amendment), (ii) the covenants and agreements contained herein, and (iii) other good and valuable consideration, the receipt, adequacy and sufficiency of which are acknowledged, Mortgagor and Lender, intending to be legally bound, agree as follows:

1. Definitions. All capitalized terms which are not defined herein shall have the meanings ascribed in the Existing Mortgage.

2. Amendment. Effective as of the date hereof, the Existing Mortgage is hereby amended as follows:

2.1 Recital A contained in the Existing Mortgage is hereby amended in its entirety by substituting the following in its stead:

“Pursuant to the terms and conditions contained in that certain Loan and Security Agreement dated February 6, 2009, executed by and among the Mortgagor, Fresh Made, Inc., a Pennsylvania corporation, Helios Nutrition Limited, a Minnesota corporation, Pride of Main Street Dairy, LLC, a Minnesota limited liability company, Starfruit, LLC, an Illinois limited liability company, and Lifeway Wisconsin, Inc., an Illinois corporation (individually “LWI” and collectively, the “Borrowers”) and the Lender (as heretofore, presently and hereafter amended, the “Loan Agreement”), the Lender has agreed to loan to the Borrowers the principal amount of Seventeen Million Six Hundred Thousand and No/100 Dollars ($17,600,000.00) (the “Loan”), and which amount includes a letter of credit facility. The Loan shall be evidenced by (i) that certain Term Note in the original principal amount of $7,600,000.00, dated February 6, 2009 (as amended, restated or replaced from time to time, “Note 1”), executed by the Borrowers and made payable to the order of the Lender and due on May 31, 2018 (as may be extended from time to time), (ii) that certain Revolving Note in the original principal amount of $5,000,000.00, dated February 6, 2009 (as amended, restated or replaced from time to time, “Note 2”), executed by the Borrowers and made payable to the order of the Lender and due on May 31, 2014 (as may be extended from time to time), and (iii) that certain Promissory Note in the original principal amount of $5,000,000.00, dated of even date herewith (as amended, restated or replaced from time to time, “Note 3”), executed by the Borrowers and made payable to the order of Lender and due on May 31, 2019 (as may be extended from time to time) (Note 1, Note 2 and Note 3 are hereinafter collectively referred to as the “Note”), except as each due date may be accelerated pursuant to the terms hereof, of the Note, the Loan Agreement or of any other document or instrument now or hereafter given to evidence or secure the payment of the Note or delivered to induce the Lender to disburse the proceeds of the Loan (the Note and the Loan Agreement, together with such other documents, as amended, restated or replaced from time to time, being collectively referred to herein as the “Loan Documents”).”

3. Amendment Supplementary. From and after the date hereof, the Existing Mortgage shall be deemed to be amended and modified as herein provided, but, except as so amended and modified, the Existing Mortgage shall continue in full force and effect and the Existing Mortgage and this Amendment shall be read, taken and construed as one and the same instrument.

4. Reaffirmation. Mortgagor reaffirms all of its obligations, liabilities, duties, covenants, and agreements to and with Lender pursuant to the Existing Mortgage, as amended hereby, and the other Loan Documents and agrees that such obligations, liabilities, duties, covenants, and agreements shall continue in full force and effect and shall not be discharged, limited, impaired, or, except as provided in this Amendment, affected in any manner whatsoever.

5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

*           *           *

IN WITNESS WHEREOF, Mortgagor and Lender have executed this Amendment to Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing as of the date first above written.

MORTGAGOR

LIFEWAY FOODS, INC.,
an Illinois corporation

By:
Name:  /s/ Julie Smolyanky
Title:  President

LENDER

THE PRIVATEBANK AND TRUST COMPANY

By:
Name:  /s/ Douglas W. Buchler
Title:  Managing Director

STATE OF ILLINOIS                        )
)   SS:
COUNTY OF COOK                        )

Before me, a Notary Public in and for said County and State, personally appeared Julie Smolyansky, known to be the President of Lifeway Foods, Inc., an Illinois corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such she, and who acknowledged that she signed the foregoing instrument as her  free and voluntary act and the free and voluntary act of said corporation, for the uses and purposes therein set forth.

Witness my hand and Notarial Seal, this 6th day of  September, 2013.

/s/ S. McDonald
Notary Public

My Commission Expires:

               11/12/2013

STATE OF ILLINOIS                        )
)   SS:
COUNTY OF LAKE                         )

Before me, a Notary Public in and for said County and State, personally appeared Douglas W. Buchler, known to be the Managing Director of THE PRIVATEBANK AND TRUST COMPANY, a Managing Director, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Managing Director, and who acknowledged that he signed the foregoing instrument as his  free and voluntary act and the free and voluntary act of said corporation, for the uses and purposes therein set forth.

Witness my hand and Notarial Seal, this 30th day of August, 2013.

/s/ Karen L. Petersen
Notary Public

My Commission Expires:

                  4/2/2017

EXHIBIT A

LEGAL DESCRIPTION OF REAL ESTATE

PARCEL 1:

LOT 2 (EXCEPT THE WEST 72.29 FEET, AS MEASURED ON THE SOUTH LINE THEREOF) IN TOUHY AVENUE INDUSTRIAL SUBDIVISION, BEING A SUBDIVISION OF THE SOUTHWEST FRACTIONAL 1/4 OF SECTION 29, TOWNSHIP 41 NORTH, RANGE 13, EAST OF THE THIRD PRINCIPAL MERIDIAN, AS SURVEYED BY GREMLEY AND BIEDERMANN SURVEYORS, DATED SEPTEMBER 19, 1965 AND BEING A REPLAT OF A PART OF ASSESSOR’S DIVISION IN SAID FRACTIONAL 1/4 OF SECTION 29, TOWNSHIP 41 NORTH, RANGE 13, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

Property Address:                     6101 Gross Point Road
Niles, Illinois 60714

Permanent Index No.:               10-29-307-012-0000

PARCEL 2:

LOT I IN ANDERSON’S AUSTIN-GROSS POINT INDUSTRIAL SUBDIVISION OF PART OF THE NORTHEAST 1/4 AND PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 41 NORTH, RANGE 13, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

Property Address:                     7625 North Austin Avenue
Skokie, Illinois 60077

Permanent Index No.:               10-29-209-026-0000

PARCEL 3:

LOT 5, EXCEPT THE SOUTH 140 FEET THEREOF, MEASURED ALONG THE EAST AND WEST LINES OF SAID LOT 5, AND EXCEPT THE NORTH 10 FEET OF SAID LOT 5 TAKEN FOR WIDENING OAKTON STREET, IN ENJAY’S INDUSTRIAL SUBDIVISION, BEING A SUBDIVISION IN THE NORTH 1/2 OF THE NORTH EAST 1/4 OF SECTION 30, TOWNSHIP 41 NORTH, RANGE 13, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

Property Address:                     6431 West Oakton Street
Morton Grove, Illinois 60053

Permanent Index No.:               10-30-202-011-0000

A-1